Exhibit 99

Anadarko Announces First-Quarter Results

Reaffirms Full-Year Production Guidance,
Updates Significant Activities Offshore Ghana and Gulf of Mexico

HOUSTON--(BUSINESS WIRE)--Anadarko Petroleum Corporation (NYSE:APC) today announced first-quarter 2008 net income available to common stockholders totaled $286 million, or $0.61 per share (diluted). Income from continuing operations totaled $237 million, or $0.50 per share (diluted). The net income results include certain items typically excluded by the investment community in published estimates. In total, these items reduced net income by approximately $440 million, or $0.94 per share (diluted) on an after-tax basis.(1) Cash flow from continuing operations in the first quarter of 2008 was $2.01 billion, and discretionary cash flow totaled $1.87 billion.(2)

FIRST-QUARTER 2008 OPERATIONAL HIGHLIGHTS

  8% increase in production over first-quarter 2007 from retained properties
  Record production in the Greater Natural Buttes and the Powder River Basin
  Deepwater discovery offshore Ghana at the Odum-1 exploration well
  Announced sale of the Peregrino and Kaskida fields for $2.1 billion including $300 million of contingent consideration

“As evidenced throughout 2007 and by the first-quarter 2008 operational highlights (above), our balanced portfolio of properties continues to deliver significant organic growth and positive financial results,” Anadarko Chairman, President and CEO Jim Hackett said. “I am pleased with our operating performance through the first three months of 2008, which again exceeded the high end of our production expectations. As a result of this performance, record production in several U.S. onshore fields and our confidence in our portfolio of assets, we are reaffirming our full-year production guidance of 207 million to 212 million BOE (barrels of oil equivalent). This reaffirmation takes into account the anticipated four to six weeks of shut-in production at Independence Hub, where we are working with our partners to repair the third-party-owned export pipeline.

“In addition, I would like to provide an update on several significant developments in our deepwater drilling program. The Mahogany-2 appraisal well, located in 3,540 feet of water on the West Cape Three Points Block offshore Ghana, encountered high-quality stacked reservoir sandstones with approximately 165 feet of net oil-bearing pay. Moreover, the Mahogany-2 well is located approximately seven miles to the northeast and up-dip from the successful Hyedua-1 well on the Deepwater Tano license, indicating a gross oil column of nearly 1,955 feet. We now plan to perform a drillstem test on the Mahogany-2 well to gain a better understanding of the fluid and flow characteristics, which we anticipate will lead us to update our estimated resource range for the area. Also in our deepwater international program, we have made arrangements to move the ‘Deepwater Millennium’ drillship to Brazil to enable us to execute upon our deepwater subsalt program in the Espírito Santo and Campos basins.

“At our K2 unit in the deepwater Gulf of Mexico’s Green Canyon area, we have completed drilling the GC 561 #2 development well. This down-dip appraisal well helped define the extent of the oil-bearing reservoirs that are present in the unit’s six producing wells and also encountered new off-structure, oil-bearing sands. The well is currently being side-tracked to further evaluate the extent of these sands,” Hackett added.

First-quarter 2008 sales volumes of natural gas, crude oil and natural gas liquids totaled 53 million BOE, or 585,000 BOE per day. First-quarter 2008 natural gas sales volumes averaged 2.14 billion cubic feet per day at an average price of $6.17 per thousand cubic feet, including a loss on derivatives of $1.41 per thousand cubic feet. Oil sales volumes in the first quarter averaged 190,000 barrels per day, at an average price of $78.21 per barrel, including a loss on derivatives of $14.80 per barrel. Natural gas liquids sales volumes averaged 39,000 barrels per day, at an average price of $56.42 per barrel.

In the 2007 first quarter, net income available to common stockholders was $1.72 billion, or $3.70 per share (diluted). Income from continuing operations in the first quarter of 2007 totaled $1.7 billion, or $3.64 per share (diluted). The results for the first quarter of 2007 included gains on divestitures of approximately $1.66 billion after income taxes, or $3.56 per share (diluted).

CONFERENCE CALL TOMORROW AT 9 A.M. CDT, 10 A.M. EDT

Anadarko will host a conference call on Tuesday, May 6, at 9 a.m. Central Daylight Time (10 a.m. Eastern Daylight Time) to discuss first-quarter results and the company’s outlook for the remainder of 2008. The dial-in number is 888.713.4205 in the United States or 617.213.4862 internationally. The confirmation number is 89231908. For complete instructions on how to participate in the conference call, or to listen to the live audio webcast and slide presentation, please visit www.anadarko.com. A replay of the call will also be available on the Web site for approximately 30 days following the conference call.

ANADARKO OPERATIONS REPORT

For more details on Anadarko’s operations, please refer to the comprehensive report on first-quarter activity. The report will be available at www.anadarko.com on the Investor Relations page.

FINANCIAL DATA

Nine pages of summary financial data follow, including current hedge positions, financial guidance and supplemental production guidance. All prior-year information has been re-cast to reflect the successful efforts method of accounting.

Anadarko Petroleum Corporation’s mission is to deliver a competitive and sustainable rate of return to shareholders by exploring for, acquiring and developing oil and natural gas resources vital to the world’s health and welfare. As of year-end 2007, Anadarko had 2.4 billion barrels of oil equivalent of proved reserves, making it one of the world’s largest independent oil and natural gas exploration and production companies. For more information about Anadarko, please visit www.anadarko.com.

(1) See the accompanying table for details of certain items included in net income.

(2) See the accompanying table for a reconciliation of GAAP to non-GAAP financial measures and a statement indicating why management believes the non-GAAP measures are useful information for investors.

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release, including Anadarko’s ability to successfully meet its revised production guidance, the timely repair of the export pipeline at Independence Hub and the successful completion and commercial operation of the drilling prospects identified in this news release. See “Risk Factors” in the company’s 2007 Annual Report on Form 10-K and other public filings and press releases. Anadarko undertakes no obligation to publicly update or revise any forward-looking statements.

Anadarko Petroleum Corporation

Certain Items Included in Net Income
Quarter Ended March 31, 2008

	Before	After	Per Share
millions except for per-share amounts	Tax	Tax	(diluted)
Unrealized loss on commodity and marketing derivatives	$481	$305	$0.65
Charges associated with 2007 successful efforts conversion*	82	52	$0.11
Deferred tax expense on pending Brazil divestiture		83	$0.18
	$563	$440	$0.94

* In the first quarter of 2008, it was determined that adjustments related to the company's 2007 conversion from the full cost to successful efforts method of accounting were necessary. Management concluded that the misstatements were not material and corrected the error in the current period. These adjustments resulted in a decrease to Gains (losses) on divestitures and other, net of $82 million.

Reconciliation of GAAP to Non-GAAP Measures

Below is a reconciliation of cash provided by operating activities (GAAP) to discretionary cash flow (non-GAAP) as required under Regulation G of the Securities Exchange Act of 1934. The company uses discretionary cash flow to demonstrate the company's ability to internally fund capital expenditures and to service or incur additional debt. It is useful in comparisons of oil and gas exploration and production companies because it excludes fluctuations in assets and liabilities.
		Quarter Ended
		March 31
millions		2008	2007
Cash Flow
Net cash provided by operating activities - continuing operations		$2,008	$800
Add back:
Change in accounts receivable		(412)	(1,047)
Change in accounts payable and accrued expenses		87	460
Change in other items - net		187	(131)
Discretionary Cash Flow from Continuing Operations		$1,870	$82

Anadarko Petroleum Corporation

	Quarter Ended
Summary Financial Information	March 31
millions except per share amounts	2008	2007
Revenues and Other
Gas sales	$1,199	$1,075
Oil and condensate sales	1,350	1,071
Natural gas liquids sales	201	157
Gathering, processing and marketing sales	268	361
Gains (losses) on divestitures and other, net	(40)	2,586
Total	2,978	5,250
Costs and Expenses
Oil and gas operating	245	340
Oil and gas transportation and other	130	112
Exploration	243	139
Gathering, processing and marketing	192	294
General and administrative	204	264
Depreciation, depletion and amortization	810	723
Other taxes	359	335
Impairments	-	12
Total	2,183	2,219
Operating Income	795	3,031
Interest Expense and Other (Income) Expense
Interest expense	227	316
Other (income) expense	(13)	(29)
Total	214	287
Income from Continuing Operations Before Income Taxes	581	2,744
Income Tax Expense	344	1,049
Income from Continuing Operations	$237	$1,695
Income from Discontinued Operations, net of taxes	50	27
Net Income	$287	$1,722
Preferred Stock Dividends	1	1
Net Income Available to Common Stockholders	$286	$1,721
Per Common Share
Income from continuing operations - basic	$0.50	$3.66
Income from continuing operations - diluted	$0.50	$3.64
Income from discontinued operations, net of taxes - basic	$0.11	$0.06
Income from discontinued operations, net of taxes - diluted	$0.11	$0.06
Net income available to common stockholders - basic	$0.61	$3.71
Net income available to common stockholders - diluted	$0.61	$3.70
Average Number of Common Shares Outstanding - Basic	468	463
Average Number of Common Shares Outstanding - Diluted	470	465

Exploration Expense
Dry hole expense	$60	$33
Impairments of unproved properties	100	74
Geological and geophysical expense	51	13
Exploration overhead and other	32	19
Total	$243	$139

Anadarko Petroleum Corporation

	Quarter Ended
Summary Financial Information	March 31
millions	2008	2007
Cash Flow from Operating Activities
Net income	$287	$1,722
Less income from discontinued operations, net of taxes	50	27
Depreciation, depletion and amortization	810	723
Deferred income taxes	37	(401)
Dry hole expense and impairments of unproved properties	160	107
Impairments	-	12
(Gains) losses on divestitures, net	171	(2,598)
Unrealized (gains) losses on derivatives	488	494
Other noncash items	(33)	50
Discretionary Cash Flow from Continuing Operations	1,870	82
(Increase) decrease in accounts receivable	412	1,047
Increase (decrease) in accounts payable and accrued expenses	(87)	(460)
Other items - net	(187)	131
Cash provided by (used in) operating activities - continuing operations	2,008	800
Cash provided by (used in) operating activities - discontinued operations	-	11
Net cash provided by (used in) operating activities*	$2,008	$811

Capital Expenditures
Capital spending	$1,037	$960
Capitalized interest	19	39
Total	$1,056	$999

	March 31,	December 31,
	2008	2007
Condensed Balance Sheet
Cash and cash equivalents	$1,308	$1,268
Other current assets	2,990	3,218
Current assets held for sale	10	-
Net properties and equipment	36,619	37,451
Other assets	1,133	1,030
Goodwill and other intangible assets	5,140	5,166
Long-term assets held for sale	1,135	318
Total Assets	$48,335	$48,451
Current debt	$396	$1,396
Other current liabilities	4,221	3,838
Current liabilities associated with assets held for sale	37	-
Long-term debt	11,158	11,151
Midstream subsidiary note to a related party	2,200	2,200
Other long-term liabilities	13,387	13,496
Other long-term liabilities associated with assets held for sale	279	6
Stockholders' equity	16,657	16,364
Total Liabilities and Stockholders' Equity	$48,335	$48,451
Capitalization
Total debt	$13,754	$14,747
Stockholders' equity	16,657	16,364
Total	$30,411	$31,111
Capitalization Ratios
Total debt	45%	47%
Stockholders' equity	55%	53%

Anadarko Petroleum Corporation

	Quarter Ended
Sales Volumes and Prices	March 31
	2008	2007
Natural Gas
United States
Volumes, billion cubic feet	194	198
Average daily volumes, million cubic feet per day	2,137	2,204
Price per thousand cubic feet excluding derivatives	$7.58	$6.24
Realized gain (loss) on derivatives	$(0.11)	$0.85
Unrealized gain (loss) on derivatives	$(1.30)	$(1.67)
Total gains (losses) on derivatives	$(1.41)	$(0.82)
Total price per thousand cubic feet	$6.17	$5.42

Crude Oil and Condensate
United States
Volumes, million barrels	10	14
Average daily volumes, thousand barrels per day	122	149
Price per barrel excluding derivatives	$92.59	$52.81
Realized gain (loss) on derivatives	$(3.16)	$6.13
Unrealized gain (loss) on derivatives	$(12.39)	$(11.28)
Total gains (losses) on derivatives	$(15.55)	$(5.15)
Price per barrel	$77.04	$47.66
Algeria
Volumes, million barrels	5	6
Average daily volumes, thousand barrels per day	51	71
Price per barrel excluding derivatives	$98.02	$59.58
Realized gain (loss) on derivatives	$(3.80)	$-
Unrealized gain (loss) on derivatives	$(14.23)	$(1.93)
Total gains (losses) on derivatives	$(18.03)	$(1.93)
Price per barrel	$79.99	$57.65
Other International
Volumes, million barrels	2	2
Average daily volumes, thousand barrels per day	17	16
Price per barrel	$81.08	$43.60
Total
Volumes, million barrels	17	22
Average daily volumes, thousand barrels per day	190	236
Price per barrel excluding derivatives	$93.01	$54.18
Realized gain (loss) on derivatives	$(3.04)	$3.86
Unrealized gain (loss) on derivatives	$(11.76)	$(7.69)
Total gains (losses) on derivatives	$(14.80)	$(3.83)
Total price per barrel	$78.21	$50.35

Natural Gas Liquids
United States
Volumes, million barrels	4	4
Average daily volumes, thousand barrels per day	39	49
Total price per barrel	$56.42	$35.65
Total Barrels of Oil Equivalent (BOE)
Volumes, million BOE	53	59
Average daily volumes, thousand BOE per day	585	652

Anadarko Petroleum Corporation
Financial and Operating Guidance
Continuing Operations
As of May 5, 2008

	2nd Quarter			Full Year
	2008 Forecast			2008 Forecast

	Units			Units

Total Sales (MMBOE)	50	-	52	207	-	212

Crude Oil (MBbl/d):	185	-	195	175	-	185

United States	110	-	115	105	-	110
Algeria	55	-	65	55	-	60
Other International	16	-	18	14	-	15

Natural Gas (MMcf/d):

United States	1,950	-	2,000	2,130	-	2,155

Natural Gas Liquids (MBbl/d):

United States	35	-	38	37	-	39

	$ / Unit			$ / Unit
Price Differentials vs NYMEX (w/o hedges)

Crude Oil ($/Bbl):	(4.00)	-	(6.00)	(4.00)	-	(6.00)

United States	(4.00)	-	(6.00)	(5.00)	-	(7.00)
Algeria	0.00	-	(2.00)	(1.00)	-	(3.00)
Other International	(15.00)	-	(17.00)	(13.00)	-	(15.00)

Natural Gas ($/Mcf):

United States	(1.00)	-	(1.50)	(0.75)	-	(1.20)

Anadarko Petroleum Corporation
Financial and Operating Guidance
Continuing Operations
As of May 5, 2008

	2nd Quarter			Full Year
	2008 Forecast			2008 Forecast

	$ MM			$ MM
Other Revenues:

Gathering, Processing & Marketing Margins	90	-	100	360	-	400
Minerals and Other	25	-	35	100	-	120

Costs and Expenses:
	$ / Boe			$ / Boe

Oil & Gas Lease Operating	5.25	-	5.75	5.00	-	5.50
Oil & Gas Transportation	2.25	-	2.50	2.25	-	2.50
Depreciation, Depletion and Amortization	14.75	-	15.00	14.75	-	15.00
Production Taxes (% of Revenue)	11.5%	-	12.5%	11.5%	-	12.5%

	$ MM			$ MM

General and Administrative	185	-	200	750	-	800

Exploration Expense
Non-Cash	150	-	170	850	-	900
Cash	90	-	110	300	-	350

Interest Expense	200	-	210	800	-	825
Other (Income) Expense	(10)	-	10	(20)	-	20

Effective Tax Rate	45%	-	50%	45%	-	50%

Avg. Shares Outstanding (MM)

Basic	469	-	470	469	-	471
Diluted	470	-	472	473	-	475

	$ MM			$ MM

Capital Investment	1,150	-	1,250	4,600	-	4,750

Capital Projects	1,140	-	1,230	4,550	-	4,675
Capitalized Interest	10	-	20	50	-	75

Anadarko Petroleum Corporation
Commodity Hedge Positions (Excluding Natural Gas Basis)
As of May 5, 2008

		Weighted Average Price per MMBtu
	Volume (thousand MMBtu/d)	Floor Sold	Floor Purchased	Ceiling Sold
Natural Gas
Three-Way Collars
Remainder of 2008
	500	$5.00	$7.50	$14.26
	900	$5.50	$7.50	$9.14
	1,400	$5.32	$7.50	$10.97

2009	530	$5.45	$7.50	$11.25
2010	—	$—	$—	$—
2011	—	$—	$—	$—

		Weighted Average Price per barrel
	Volume (thousand MBbls/d)	Floor Sold	Floor Purchased	Ceiling Sold
Crude Oil
Three-Way Collars
Remainder of 2008
	31	$34.09	$49.09	$87.09
	20	$45.00	60.00	$87.38
	35	$45.00	$60.00	$101.39
	86	$41.07	$56.07	$92.98

2009	48	$37.51	$52.51	$87.04
2010	18	$34.18	$49.19	$86.76
2011	3	$35.00	$50.00	$86.00
2012	2	$35.00	$50.00	$92.50

Anadarko Petroleum Corporation
Natural Gas Basis Hedge Positions
As of May 5, 2008

	Volume (thousand MMBtu/d)	Price per MMBtu
Basis Swaps
Remainder of 2008
Gulf Coast	560	$(0.24)
Mid Continent	365	$(1.01)
Rocky Mountains	455	$(1.47)
West Texas	35	$(0.92)
	1,415	$(0.85)

2009
Gulf Coast	315	$(0.15)
Mid Continent	330	$(0.85)
Rocky Mountains	555	$(1.25)
	1,200	$(0.85)

2010
Mid Continent	35	$(0.61)
Rocky Mountains	310	$(1.13)
	345	$(1.08)

Rockies Export Firm Transportation
As of May 5, 2008

		Daily Volume (MMBtu's) by Pricing Point
Delivery/Pricing Point
Remainder of 2008
Mid Continent		491
West Coast		88
San Juan		15
		594

2009
Mid Continent		491
West Coast		88
San Juan		15
		594

2010
Mid Continent		491
West Coast		88
San Juan		15
		594

Anadarko Petroleum Corporation
Retained Properties Sales

	Q4 2006	Q1 2007	Q2 2007	Q3 2007	Q4 2007	FY 2007
	Actuals	Actuals	Actuals	Actuals	Actuals	Actuals

TOTAL SALES (MMBOE)	48.5	49.2	46.8	46.5	53.1	195.7
Natural Gas (MMcf/d)	1,791.5	1,794.3	1,639.1	1,646.9	2,013.0	1,774.2
Crude Oil (MBbl/d)	203.4	207.9	202.0	192.0	203.8	201.5
Natural Gas Liquids (MBbl/d)	34.2	39.2	39.0	39.4	37.9	38.9

ROCKIES
Natural Gas (MMcf/d)	917.2	934.4	840.4	849.3	909.4	883.2
Crude Oil (MBbl/d)	23.1	23.4	23.8	24.0	26.7	24.5
Natural Gas Liquids (MBbl/d)	16.9	16.2	15.2	15.8	14.7	15.5
Total Sales (MMBOE)	17.4	17.6	16.3	16.7	17.7	68.3

SOUTHERN
Natural Gas (MMcf/d)	639.5	645.3	617.3	565.6	589.4	604.5
Crude Oil (MBbl/d)	12.2	10.9	10.2	8.6	10.2	10.0
Natural Gas Liquids (MBbl/d)	10.3	14.3	14.4	13.8	13.9	14.2
Total Sales (MMBOE)	11.6	11.9	11.6	10.7	11.3	45.6

GULF OF MEXICO
Natural Gas (MMcf/d)	239.7	223.2	200.5	240.0	522.1	297.3
Crude Oil (MBbl/d)	63.0	61.3	67.2	62.8	62.1	63.4
Natural Gas Liquids (MBbl/d)	4.2	4.0	4.6	5.0	6.2	5.0
Total Sales (MMBOE)	9.6	9.2	9.6	9.9	14.3	43.0

INTERNATIONAL / FRONTIER
Natural Gas (MMcf/d)	0.4	0.3	0.3	0.3	0.3	0.3
Crude Oil (MBbl/d)	105.1	112.4	100.8	96.6	104.9	103.6
Natural Gas Liquids (MBbl/d)	-	-	-	-	-	-
Total Sales (MMBOE)	9.7	10.1	9.2	8.9	9.7	37.8

CONTACT:
Anadarko Petroleum Corporation, Houston
Media:
John Christiansen, 832-636-8736
john.christiansen@anadarko.com
or
Paula Beasley, 832-636-8765
paula.beasley@anadarko.com
or
Investors:
John Colglazier, 832-636-2306
john.colglazier@anadarko.com
or
Chris Campbell, CFA, 832-636-8434
chris.campbell@anadarko.com